UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 20, 2004

EVERCEL, INC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction or incorporation)

1-14919	06-1528142
(Commission File Number)	(I.R.S. Employer I.D. Number)
5 Pond Park Road Hingham, Massachusetts	02043
(Address of Principal Executive Offices)	(Zip Code)

(781) 741-8800
(Registrant's telephone number; including area code)

Item 5.  Other Events.

           On January 20, 2004, Evercel, Inc. (the "Company") issued a press release announcing that it intends to file a Form 15 certification with the Securities and Exchange Commission on March 15, 2004 to terminate the registration of the Company's common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended.  A copy of the press release issued by the Company is included as Exhibit 99.1 to this Report on Form 8-K.

Exhibit
Number                        Description of Document

99.1                             Press release issued by Evercel, Inc. on January 20, 2004

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERCEL, INC.

Date:  January 20, 2004

By:       /s/ Garry A. Prime
      Garry A. Prime
      President

INDEX TO EXHIBITS

Exhibit
Number                                                Description of Document

99.1                                                     Press release of Evercel, Inc. dated January 20, 2004

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